Non-Current Liabilities (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Non-Current Liabilities [Abstract]
Loan from bank	[1]		$ 2,083
Warrants	[1]	78	140
Liability in respect of research and development grants	[2]	5,367	4,980
Deferred revenues and other liabilities		2,353	1,108
Lease liabilities	[3]	663
Total non-current liabilities		$ 7,798	$ 8,311

[1]	Loan from bank: On August 17, 2017, the Company entered into an agreement for the receipt of a bank credit facility of up to $ 6,000 (the "Bank Credit Facility"). $ 3,000 was withdrawn during 2017 ("the first facility") and bear annual interest of 3-months Libor plus 6%. The remaining credit facility ("the second facility") may be withdrawn until March 15, 2018 bearing annual interest 3-months Libor plus 6.75%. The interest on the loans is payable on a quarterly basis and the loan principal is repayable in eight equal consecutive quarterly installments, whereby the first installment is due at the end of 18 and 12 months from the date of withdrawal of the loans from the first and second facilities, respectively. Also, according to the agreement, the Company will grant the bank warrants to purchase its ordinary shares for the total exercise price of up to $ 600. The warrants are exercisable for a period of five years from the date of any grant at an exercise price of $ 5.02 per share to be settled in cash or a cashless exercise mechanism. On October 3, 2017, the Company granted the bank 59,761 warrants at an aggregate exercise price of $300 as a condition for receiving the first facility. The fair value of the warrants at the grant date was estimated at $ 150 and the remaining balance of $2,850 was attributed to the loan. Transaction costs of $ 156 were allocated based on to the relative fair value of the warrants and loan. The warrants are classified as a financial liability and measured at fair value through profit or loss. The remaining warrants will be granted on the date of withdrawal of the loan from the second facility, so that the exercise amount will constitute 10% of the loan actually withdrawn from the second facility. The Company is entitled to make an early repayment of all or part of the loans. In such a case, the Company will pay the bank an early repayment fee as detailed in the agreement. As part of the agreement, and as a condition for using the first and second facilities, the Group undertook to provide the bank fixed and floating charges on all its assets, including property, cash, goodwill, intellectual property, rights and assets of any kind. In addition, the Group undertook to sign a guarantee letter, unlimited in amount, to secure the loans that will be provided by virtue of the agreement. Also, a senior fixed charge, unlimited in amount, was provided on a specific deposit in which an amount of not less than $ 2,000 was deposited ("the deposited amount"). It was agreed that if by March 16, 2018, the amount of loans actually withdrawn is less than $ 6,000, the deposited amount would be placed at one-third of the actual amount of loans outstanding on that date. In accordance with the amendments to the agreement signed up to March 14, 2019, loans under the Second facility may be withdrawn until May 30, 2019. The other terms of the first and second facility remain unchanged. On May 5, 2019, following the IPO, the Company repaid the balance of the loan.
[2]	Government grants: Moach received from the Israeli Government participation grants in research and development and, in return, it is currently obligated to pay royalties amounting to 3% of sales of products from such grants up to 100% of total grants received. As of December 31, 2019, the maximum royalties payable by the Company in the future in respect of active projects is $ 12,878, including interest at the Libor rate. Through December 31, 2019, royalties paid were $ 1,983.
[3]	Lease liabilities: